EXHIBIT 99.1

CIRCOR Reports Third-Quarter 2016 Financial Results

Burlington, MA - October 28, 2016 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of flow control solutions and other highly engineered products for markets including oil & gas, power generation, industrial and aerospace & defense, today announced financial results for the third quarter ended October 2, 2016.

Third-Quarter 2016 Highlights

•	Revenue of $135 million, GAAP EPS of $0.27 and Adjusted EPS of $0.46

•	Operating cash flow of $21 million and Free Cash Flow of $17.5 million

•	Energy business diversified through the acquisition of Critical Flow Solutions (CFS)

•	CIRCOR simplification continues with new organization structure

“Despite the cyclical headwinds facing our Energy business, we continue to focus on what we control. In the third quarter, we negotiated an important strategic acquisition, further reduced costs, and improved our working capital and cash flow performance,” said Scott Buckhout, President and Chief Executive Officer. “The supplier quality issues we noted in the second quarter in our Aerospace and Defense business have been resolved. We expect stronger performance from this business going forward.”

On October 13, 2016, CIRCOR closed on the acquisition of Critical Flow Solutions. This acquisition is consistent with the Company’s disciplined capital deployment strategy and diversifies CIRCOR’s revenue base as it further penetrates the stable downstream refining market. CFS brings an impressive portfolio of high technology valves and automation equipment for severe-service applications. CFS is generating strong margins due to its proprietary technology, large installed base, and high proportion of aftermarket sales.

“In addition, we are taking further actions to optimize our organizational structure to drive top-line growth and better align our businesses with end markets,” added Buckhout. “Going forward, our new ‘Energy’ segment, including our recent acquisition of CFS, will primarily serve the oil & gas market. The second segment, ‘Advanced Flow Solutions,’ will include the current Aerospace & Defense businesses plus the Control Valves product line out of our legacy Energy Group. We expect to complete this reorganization in the fourth quarter and report the year-end results consistent with the new organizational structure.”

Advanced Flow Solutions (AFS) brings together CIRCOR’s Aerospace & Defense and Control Valves product lines under one management structure. AFS will be a diversified flow control technology platform that will help CIRCOR accelerate growth in the aerospace, defense, power, process, and general industrial end markets. In addition, this new Group will serve as the platform to acquire innovative technologies in broader flow control adjacencies. Sumit Mehrotra will lead this new Group, which will be headquartered in Corona, California. Mr. Mehrotra currently serves as CIRCOR’s Senior Vice President for Global Supply Chain & Product Management.

“As we enter the final quarter of the year, we remain focused on executing our simplification and margin improvement actions. We are committed to creating long-term value for our shareholders by investing in both organic growth and acquisitions, expanding margins, generating strong free cash flow, and being disciplined with capital deployment,” concluded Buckhout.

Fourth-Quarter 2016 Guidance

For the fourth quarter of 2016, the Company will provide its guidance during the conference call later today.

1.
Consolidated and Segment Results for Q3 2016 exclude special, restructuring and impairment charges totaling $4.7 million. This includes (i) $1.9 million for non-cash acquisition-related intangible amortization expense; (ii) $0.8 million related to the exit of the Company’s California machine shop; (iii) $0.4 million related to the Company’s Brazil exit; and (iv) $1.6 million related to the Company’s suspension of manufacturing operations in China and other restructuring programs. Q3 2015 results exclude special, restructuring and impairment charges totaling $19.7 million including (i) $16.9 million related to the closure of the Brazil manufacturing operations including restructuring-related inventory charge of $6.4 million; (ii) $2.5 million for Schroedahl intangible amortization expense; and (iii) restructuring costs of $0.4 million.

2.	Free Cash Flow is a non-GAAP financial measure and is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP Operating Cash Flow.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results today, October 28, 2016, at 9:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit

“Webcasts & Presentations” in the “Investors” portion of the CIRCOR website. The call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share (diluted), adjusted operating income, adjusted operating margin, and free cash flow are non-GAAP financial measures and are intended to serve as a complement to results provided in accordance with accounting principles generally accepted in the United States. CIRCOR believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, including the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets flow control solutions and other highly engineered products and sub-systems for markets including oil & gas, power generation, industrial and aerospace & defense. CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF INCOME (LOSS) (in thousands, except per share data) UNAUDITED

	Three Months Ended		Nine Months Ended
	October 2, 2016	October 4, 2015	October 2, 2016	October 4, 2015
Net revenues	$134,833	$159,258	$432,023	$492,023
Cost of revenues	92,479	113,865	298,005	343,187
GROSS PROFIT	42,354	45,393	134,018	148,836
Selling, general and administrative expenses	36,002	38,143	110,290	119,344
Impairment charges	208	2,502	208	2,502
Special charges, net	2,631	8,277	9,165	13,098
OPERATING INCOME (LOSS)	3,513	(3,529)	14,355	13,892
Other expense (income):
Interest expense, net	605	828	1,841	2,274
Other expense (income), net	163	(587)	(914)	(1,197)
TOTAL OTHER EXPENSE, NET	768	241	927	1,077
INCOME (LOSS) BEFORE INCOME TAXES	2,745	(3,770)	13,428	12,816
(Benefit from) Provision for income taxes	(1,673)	4,308	1,325	10,109
NET INCOME (LOSS)	$4,418	$(8,078)	$12,103	$2,707
Earnings (Loss) per common share:
Basic	$0.27	$(0.49)	$0.74	$0.16
Diluted	$0.27	$(0.49)	$0.73	$0.16
Weighted average number of common shares outstanding:
Basic	16,427	16,485	16,411	16,989
Diluted	16,629	16,485	16,568	17,029
Dividends declared per common share	$0.0375	$0.0375	$0.1125	$0.1125

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) UNAUDITED

	Nine Months Ended
	October 2, 2016	October 4, 2015
OPERATING ACTIVITIES
Net income	$12,103	$2,707
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	9,614	10,676
Amortization	7,586	6,742
Bad debt (recovery) expense	(928)	2,832
Loss on write down of inventory	5,784	11,808
Compensation expense of share-based plans	4,200	5,811
Tax effect of share-based plan compensation	123	(259)
Loss on sale or write down of property, plant and equipment	3,238	478
Impairment charges	208	2,502
Gain on sale of business	—	(1,044)
Changes in operating assets and liabilities, net of effects of acquisition and disposition:
Trade accounts receivable	15,422	8,118
Inventories	20,216	(29,260)
Prepaid expenses and other assets	545	(2,801)
Accounts payable, accrued expenses and other liabilities	(39,161)	(21,669)
Net cash provided by (used in) operating activities	38,950	(3,359)
INVESTING ACTIVITIES
Purchases of property, plant and equipment	(10,776)	(9,604)
Proceeds from the sale of property, plant and equipment	1,186	1,200
Proceeds from the sale of affiliate	—	2,759
Business acquisition, net of cash acquired	—	(79,983)
Net cash used in investing activities	(9,590)	(85,628)
FINANCING ACTIVITIES
Proceeds from long-term debt	90,589	241,619
Payments of long-term debt	(88,740)	(141,830)
Dividends paid	(1,873)	(1,937)
Proceeds from the exercise of stock options	192	259
Tax effect of share-based plan compensation	(123)	259
Purchases of common stock	—	(69,517)
Net cash provided by financing activities	45	28,853
Effect of exchange rate changes on cash and cash equivalents	983	(7,416)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	30,388	(67,550)
Cash and cash equivalents at beginning of period	54,541	121,372
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$84,929	$53,822

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands) UNAUDITED

	October 2, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$84,929	$54,541
Trade accounts receivable, less allowance for doubtful accounts of $7,570 and $8,290, respectively	112,122	125,628
Inventories	153,470	177,840
Prepaid expenses and other current assets	18,001	16,441
Total Current Assets	368,522	374,450
PROPERTY, PLANT AND EQUIPMENT, NET	81,327	87,029
OTHER ASSETS:
Goodwill	117,167	115,452
Intangibles, net	40,953	48,981
Deferred income taxes	42,713	36,799
Other assets	5,983	7,204
TOTAL ASSETS	$656,665	$669,915
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$50,500	$64,284
Accrued expenses and other current liabilities	39,950	52,878
Accrued compensation and benefits	17,386	18,424
Income taxes payable	5,956	6,585
Total Current Liabilities	113,792	142,171
LONG-TERM DEBT	92,400	90,500
DEFERRED INCOME TAXES	9,837	10,424
OTHER NON-CURRENT LIABILITIES	24,038	26,043
SHAREHOLDERS’ EQUITY:
Common stock	178	177
Additional paid-in capital	287,919	283,621
Retained earnings	268,169	257,939
Common treasury stock, at cost	(74,972)	(74,972)
Accumulated other comprehensive loss, net of tax	(64,696)	(65,988)
Total Shareholders’ Equity	416,598	400,777
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$656,665	$669,915

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Nine Months Ended
	October 2, 2016	October 4, 2015	October 2, 2016	October 4, 2015
ORDERS (1)
Energy	$78.5	$94.2	$266.5	$348.7
Aerospace & Defense	32.8	34.3	117.0	103.9
Total orders	$111.3	$128.5	$383.5	$452.6

BACKLOG (2)	October 2, 2016	October 4, 2015
Energy	$120.9	$210.6
Aerospace & Defense	99.3	94.1
Total backlog	$220.2	$304.7

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes unshipped customer orders.

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	YTD
NET REVENUES
Energy	$127,586	$127,230	$122,905	$124,412	$502,133	$112,620	$110,678	$99,798	$323,096
Aerospace & Defense	38,274	39,676	36,353	39,832	154,134	38,178	35,714	35,035	108,927
Total	$165,860	$166,906	$159,258	$164,243	$656,267	$150,798	$146,392	$134,833	$432,023
OPERATING MARGIN
Energy	13.8%	13.4%	15.4%	13.4%	14.0%	12.6%	13.0%	11.4%	12.3%
Aerospace & Defense	8.0%	8.8%	9.1%	10.4%	9.1%	9.3%	8.4%	9.7%	9.2%
Segment operating margin	12.4%	12.3%	14.0%	12.7%	12.8%	11.8%	11.9%	10.9%	11.5%
Corporate expenses	(3.6)%	(3.3)%	(3.8)%	(2.5)%	(3.3)%	(4.3)%	(3.7)%	(4.8)%	(4.3)%
Adjusted operating margin	8.8%	9.0%	10.1%	10.2%	9.5%	7.5%	8.1%	6.1%	7.3%
Restructuring related inventory charges	—%	1.2%	4.0%	0.6%	1.4%	1.3%	0.1%	—%	0.5%
Impairment charges	—%	—%	1.6%	—%	0.4%	—%	—%	0.2%	0.1%
Special restructuring charges, net	0.9%	1.9%	0.2%	(0.2)%	0.7%	0.8%	2.2%	1.7%	1.5%
Special acquisition amortization	—%	1.3%	1.6%	1.4%	1.0%	1.2%	1.3%	1.4%	1.3%
Special other charges, net of recoveries	—%	0.1%	5.0%	1.0%	1.5%	0.5%	0.9%	0.3%	0.6%
Brazil restatement impact	0.4%	1.5%	—%	—%	0.5%	—%	—%	—%	—%
Total GAAP operating margin	7.4%	3.0%	(2.2)%	7.5%	4.0%	3.6%	3.7%	2.6%	3.3%

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except percentages and per share data) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	YTD
INCOME STATEMENT
Energy	$17,550	$17,008	$18,932	$16,724	$70,214	$14,186	$14,346	$11,357	$39,888
Aerospace & Defense	3,045	3,494	3,298	4,146	13,982	3,562	3,011	3,406	9,979
Segment operating income	20,595	20,502	22,230	20,870	84,197	17,748	17,357	14,763	49,867
Corporate expenses	(6,034)	(5,477)	(6,078)	(4,122)	(21,710)	(6,488)	(5,431)	(6,522)	(18,441)
Adjusted operating income	14,561	15,025	16,152	16,748	62,487	11,260	11,926	8,240	31,426
Restructuring related inventory charges	—	2,005	6,412	974	9,391	1,958	75	—	2,033
Impairment charges	—	—	2,502	—	2,502	—	—	208	208
Special restructuring charges, net	1,512	3,127	342	(347)	4,634	1,163	3,259	2,252	6,674
Special acquisition amortization	—	2,110	2,490	2,238	6,838	1,868	1,911	1,888	5,667
Special other charges, net of recoveries	(1)	183	7,935	1,603	9,720	776	1,334	379	2,489
Brazil restatement impact	719	2,509	—	—	3,228	—	—	—	—
Total GAAP operating income (loss)	12,331	5,090	(3,529)	12,281	26,174	5,495	5,347	3,513	14,355
INTEREST EXPENSE, NET	(640)	(805)	(828)	(570)	(2,844)	(631)	(605)	(605)	(1,841)
OTHER INCOME (EXPENSE), NET	506	104	587	(2,099)	(902)	528	549	(163)	914
PRETAX INCOME (LOSS)	12,197	4,389	(3,770)	9,612	22,428	5,392	5,291	2,745	13,428
(PROVISION FOR) BENEFIT FROM INCOME TAXES	(3,284)	(2,517)	(4,308)	(2,456)	(12,565)	(1,520)	(1,478)	1,673	(1,325)
EFFECTIVE TAX RATE	26.9%	57.3%	(114.3)%	25.6%	56.0%	28.2%	27.9%	(61.0)%	9.9%
NET INCOME (LOSS)	$8,913	$1,872	$(8,078)	$7,156	$9,863	$3,872	$3,813	$4,418	$12,103
Weighted Average Common Shares Outstanding (Diluted)	17,712	16,900	16,485	16,555	16,913	16,481	16,595	16,629	16,568
EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.50	$0.11	$(0.49)	$0.43	$0.58	$0.23	$0.23	$0.27	$0.73

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	YTD
FREE CASH FLOW AS % OF NET INCOME (LOSS)	(207)%	239%	(27)%	397%	169%	96%	214%	395%	243%
FREE CASH FLOW	$(18,415)	$4,483	$2,169	$28,403	$16,640	$3,720	$8,174	$17,466	$29,360
ADD:
Capital expenditures, net of sale proceeds	1,983	3,584	2,837	2,098	10,502	3,934	1,926	3,730	9,590
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	$(16,432)	$8,067	$5,006	$30,501	$27,142	$7,654	$10,100	$21,196	$38,950
NET (CASH) DEBT	$(66,337)	$59,051	$57,277	$35,959	$35,959	$31,220	$24,630	$7,471	$7,471
ADD:
Cash & cash equivalents	103,883	55,027	53,822	54,541	54,541	66,580	72,970	84,929	84,929
TOTAL DEBT	$37,546	$114,078	$111,099	$90,500	$90,500	$97,800	$97,600	$92,400	$92,400
TOTAL SHAREHOLDERS' EQUITY	$462,384	$421,070	$407,979	$400,777	$400,777	$414,107	$411,367	$416,598	$416,598

DEBT AS % OF EQUITY	8%	27%	27%	23%	23%	24%	24%	22%	22%
NET DEBT AS % OF EQUITY	(14)%	14%	14%	9%	9%	8%	6%	2%	2%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages and per share data) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	YTD
ADJUSTED NET INCOME	$10,564	$9,357	$10,635	$10,512	$41,068	$8,683	$8,781	$7,626	$25,090
LESS:
Restructuring related inventory charges	—	2,005	6,412	974	9,391	1,958	75	—	2,033
Impairment charges	—	—	2,502	—	2,502	—	—	208	208
Special restructuring charges, net	1,512	3,127	342	(347)	4,634	1,163	3,259	2,252	6,674
Special acquisition amortization	—	2,110	2,490	2,238	6,838	1,868	1,911	1,888	5,667
Special other charges, net of recoveries	(1)	183	7,935	1,603	9,720	776	1,334	379	2,489
Brazil restatement impact	719	2,509	—	—	3,228	—	—	—	—
Income tax impact	(579)	(2,449)	(968)	(1,112)	(5,108)	(954)	(1,611)	(1,519)	(4,084)
NET INCOME (LOSS)	$8,913	$1,872	$(8,078)	$7,156	$9,863	$3,872	$3,813	$4,418	$12,103

ADJUSTED EARNINGS PER SHARE (Diluted)	$0.60	$0.55	$0.64	$0.63	$2.43	$0.52	$0.53	$0.46	$1.51
LESS:
Restructuring related inventory charges	—	0.12	0.39	0.06	0.57	0.12	—	—	0.12
Impairment charges	—	—	0.15	—	0.15	—	—	0.01	0.01
Special restructuring charges, net	0.09	0.19	0.02	(0.02)	0.28	0.07	0.20	0.14	0.40
Special acquisition amortization	—	0.12	0.15	0.14	0.41	0.11	0.12	0.11	0.34
Special other charges, net of recoveries	—	0.01	0.48	0.10	0.59	0.05	0.08	0.02	0.15
Brazil restatement impact	0.04	0.15	—	—	0.19	—	—	—	—
Income tax impact	(0.03)	(0.15)	(0.06)	(0.07)	(0.31)	(0.06)	(0.10)	(0.09)	(0.25)
EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.50	$0.11	$(0.49)	$0.43	$0.58	$0.23	$0.23	$0.27	$0.73

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	YTD
ADJUSTED EBITDA	$19,299	$19,474	$20,980	$18,927	$78,681	$15,712	$16,346	$11,815	$43,873
LESS:
Restructuring related inventory charges	—	(2,005)	(6,412)	(974)	(9,391)	(1,958)	(75)	—	(2,033)
Impairment charges	—	—	(2,502)	—	(2,502)	—	—	(208)	(208)
Special restructuring charges, net	(1,512)	(3,127)	(342)	347	(4,634)	(1,163)	(3,259)	(2,252)	(6,674)
Special other charges, net of recoveries	1	(183)	(7,935)	(1,603)	(9,720)	(776)	(1,334)	(379)	(2,489)
Brazil restatement impact	(719)	(2,509)	—	—	(3,228)	—	—	—	—
EBITDA	$17,068	$11,650	$3,789	$16,698	$49,206	$11,815	$11,678	$8,976	$32,469
LESS:
Interest expense, net	(641)	(805)	(828)	(570)	(2,844)	(631)	(605)	(605)	(1,841)
Depreciation	(3,521)	(3,629)	(3,526)	(3,578)	(14,254)	(3,263)	(3,213)	(3,138)	(9,614)
Amortization	(710)	(2,827)	(3,205)	(2,939)	(9,681)	(2,529)	(2,569)	(2,488)	(7,586)
(Provision for) benefit from income taxes	(3,284)	(2,517)	(4,308)	(2,456)	(12,565)	(1,520)	(1,478)	1,673	(1,325)
NET INCOME (LOSS)	$8,913	$1,872	$(8,078)	$7,156	$9,863	$3,872	$3,813	$4,418	$12,103

CIRCOR INTERNATIONAL, INC. SUPPLEMENTAL SEGMENT DATA (in thousands, except percentages) UNAUDITED

	2015										2016
	1ST QTR		2ND QTR		3RD QTR		4TH QTR		TOTAL		1ST QTR		2ND QTR		3RD QTR		YTD
	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D
ADJUSTED OPERATING MARGIN	13.8%	8.0%	13.4%	8.8%	15.4%	9.1%	13.4%	10.4%	14.0%	9.1%	12.6%	9.3%	13.0%	8.4%	11.4%	9.7%	12.3%	9.2%
Restructuring related inventory charges	—%	—%	0.1%	4.7%	5.2%	—%	0.4%	1.2%	1.4%	1.5%	1.7%	0.1%	0.1%	—%	—%	—%	0.6%	—%
Impairment charges	—%	—%	—%	—%	2.0%	—%	—%	—%	0.5%	—%	—%	—%	—%	—%	0.2%	—%	0.1%	—%
Special restructuring charges, net	0.3%	3.1%	2.2%	0.8%	0.2%	0.2%	(0.3)%	0.1%	0.6%	1.0%	(0.2)%	3.8%	0.8%	6.6%	1.2%	3.0%	0.6%	4.5%
Special acquisition amortization	—%	—%	1.7%	—%	2.0%	—%	1.8%	—%	1.4%	—%	1.7%	—%	1.7%	—%	1.9%	—%	1.8%	—%
Special other charges, net of recoveries	0.4%	(2.6)%	0.2%	(0.2)%	6.5%	—%	0.7%	—%	1.9%	(0.7)%	0.7%	—%	1.2%	—%	0.4%	—%	0.8%	—%
Brazil restatement impact	0.6%	—%	2.0%	—%	—%	—%	—%	—%	0.6%	—%	—%	—%	—%	—%	—%	—%	—%	—%
GAAP OPERATING MARGIN	12.5%	7.5%	7.2%	3.5%	(0.6)%	8.9%	10.9%	9.1%	7.6%	7.2%	8.8%	5.5%	9.1%	1.8%	7.7%	6.7%	8.6%	4.7%

	2015										2016
	1ST QTR		2ND QTR		3RD QTR		4TH QTR		TOTAL		1ST QTR		2ND QTR		3RD QTR		YTD
	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D	Energy	A&D
ADJUSTED OPERATING INCOME	$17,550	$3,045	$17,008	$3,494	$18,932	$3,298	$16,724	$4,146	$70,214	$13,982	$14,186	$3,562	$14,346	$3,011	$11,357	$3,406	$39,888	$9,979
Restructuring related inventory charges	—	—	153	1,852	6,412	—	508	466	7,073	2,318	1,919	39	74	—	—	—	1,993	39
Impairment charges	—	—	—	—	2,502	—	—	—	2,502	—	—	—	—	—	208	—	208	—
Special restructuring charges, net	343	1,169	2,818	309	279	63	(394)	47	3,046	1,588	(278)	1,441	900	2,359	1,191	1,061	1,814	4,861
Special acquisition amortization	—	—	2,110	—	2,490	—	2,238	—	6,838	—	1,868	—	1,911	—	1,888	—	5,667	—
Special other charges, net of recoveries	556	(977)	248	(65)	7,935	—	828	—	9,567	(1,042)	774	—	1,335	—	379	—	2,488	—
Brazil restatement impact	719	—	2,509	—	—	—	—	—	3,228	—	—	—	—	—	—	—	—	—
GAAP OPERATING INCOME (LOSS)	$15,932	$2,853	$9,170	$1,398	$(686)	$3,235	$13,544	$3,633	$37,960	$11,118	$9,903	$2,082	$10,126	$652	$7,690	$2,345	$27,719	$5,079